Mutual of Omaha Companies
                                                   Mutual of Omaha Plaza, 3-Law
                                                   Omaha, Nebraska   68175-1008
April 16, 1998

        Re:    Depositor:    UNITED OF OMAHA LIFE INSURANCE COMPANY
               Registrant:   UNITED OF OMAHA SEPARATE ACCOUNT C
               Form:         N-4
               File No.      33-89848
                             811-8190

Commissioners:

On behalf of the Registrant and Depositor identified above, we are transmitting for filing under Rule 485 (b) of the Securities Act of 1933 a copy of Post-effective Amendment No. 4 to the Registration Statement under the Investment Company Act of 1940.

The Amendment brings financial statements and other information up to date pursuant to Section 10(a)(3) of the 1933 Act. As counsel who reviewed the Amendment, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) or Rule 485.

If you have any questions or comments on the Amendment, please contact the undersigned at (402) 351-5087.

If you have any questions or problems relating to the EDGAR transmission of this Amendment, please contact Jean Norris at (402) 423-9583.

                             Sincerely,

                             /s/ Kenneth W. Reitz

                             Kenneth W. Reitz
                             First V.P. & Counsel
                             United of Omaha Life Insurance Company

                                                      Mutual of Omaha Companies
                                                   Mutual of Omaha Plaza, 3-Law
                                                   Omaha, Nebraska   68175-1008
April 16, 1998

        Re:    Depositor:    UNITED OF OMAHA LIFE INSURANCE COMPANY
               Registrant:   UNITED OF OMAHA SEPARATE ACCOUNT B
               Form:         S-6
               File No.      333-18881
                             811-08336

Commissioners:

On behalf of the Registrant and Depositor identified above, we are transmitting for filing under Rule 485 (b) of the Securities Act of 1933 a copy of Post-effective Amendment No. 1 to the Registration Statement under the Investment Company Act of 1940.

The Amendment brings financial statements and other information up to date pursuant to Section 10(a)(3) of the 1933 Act. As counsel who reviewed the Amendment, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) or Rule 485.

If you have any questions or comments on the Amendment, please contact the undersigned at (402) 351-5087.

If you have any questions or problems relating to the EDGAR transmission of this Amendment, please contact Jean Norris at (402) 423-9583.

                             Sincerely,

                             /s/ Kenneth W. Reitz

                             Kenneth W. Reitz
                             First V.P. & Counsel
                             United of Omaha Life Insurance Company

                                                     Mutual of Omaha Companies
                                                  Mutual of Omaha Plaza, 3-Law
                                                  Omaha, Nebraska   68175-1008
April 16, 1998

        Re:    Depositor:    UNITED OF OMAHA LIFE INSURANCE COMPANY
               Registrant:   UNITED OF OMAHA SEPARATE ACCOUNT B
               Form:         S-6
               File No.      333-35587
                             811-08336

Commissioners:

On behalf of the Registrant and Depositor identified above, we are transmitting for filing under Rule 485 (b) of the Securities Act of 1933 a copy of Post-effective Amendment No. 1 to the Registration Statement under the Investment Company Act of 1940.

The Amendment brings financial statements and other information up to date pursuant to Section 10(a)(3) of the 1933 Act. As counsel who reviewed the Amendment, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) or Rule 485.

If you have any questions or comments on the Amendment, please contact the undersigned at (402) 351-5087.

If you have any questions or problems relating to the EDGAR transmission of this Amendment, please contact Jean Norris at (402) 423-9583.

                             Sincerely,

                             /s/ Kenneth W. Reitz

                             Kenneth W. Reitz
                             First V.P. & Counsel
                             United of Omaha Life Insurance Company

                                                    Mutual of Omaha Companies
                                                    Mutual of Omaha Plaza, 3-Law
                                                    Omaha, Nebraska   68175-1008
April 16, 1998

        Re:    Depositor:    COMPANION LIFE INSURANCE COMPANY
               Registrant:   COMPANION LIFE SEPARATE ACCOUNT C
               Form:         N-4
               File No.      33-98062
                             811-8814

Commissioners:

On behalf of the Registrant and Depositor identified above, we are transmitting for filing under Rule 485 (b) of the Securities Act of 1933 a copy of Post-effective Amendment No. 2 to the Registration Statement under the Investment Company Act of 1940.

The Amendment brings financial statements and other information up to date pursuant to Section 10(a)(3) of the 1933 Act. As counsel who reviewed the Amendment, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) or Rule 485.

If you have any questions or comments on the Amendment, please contact the undersigned at (402) 351-5087.

If you have any questions or problems relating to the EDGAR transmission of this Amendment, please contact Jean Norris at (402) 423-9583.

                             Sincerely,

                             /s/ Kenneth W. Reitz

                             Kenneth W. Reitz
                             Assistant Secretary
                             Companion Life Insurance Company